                                                                   Exhibit 99(b)


                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)
--------------------------------------------------------------------------------

Distribution Date:  September 27, 2001

(i)    Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)        $0.00
                                     --------------------
                                (2) ( $        -         , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $22,716,404.05
                                     --------------------
                                (2) ( $    0.0000398     , per $1,000 original principal amount of the Notes)
                                     --------------------

(ii)   Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)        $0.00                3.8450000% (Based on Student Loan Rate)
                                     --------------------       ----------
                                (2) ( $        -         , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $5,771,188.34             4.0350000% (Based on Student Loan Rate)
                                     --------------------       ----------
                                (2) ( $   0.0000101      , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:   4.8600000%
                                                                                                 ----------
            (2)  The Student Loan Rate was:    6.7785758%
                                               ----------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed
       (if any) and amount remaining (if any):

       (a)  Distributed:   (1)         $0.00
                                --------------------
                           (2) ( $         -        , per $1,000 original principal amount of the Notes)
                                --------------------
       (b)  Balance:       (1)   $         -
                                --------------------
                           (2) ( $         -        , per $1,000 original principal amount of the Notes)
                                --------------------

(iv)   Pool Balance at end of related Collection Period:   $571,559,206.68
                                                           ---------------

(v)    After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:                $0.00
                                                                        -------------------------
            (2)  Class A-1 Note Pool Factor:                -
                                                    --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:            $536,959,206.68
                                                                        -------------------------
            (2)  Class A-2 Note Pool Factor:             0.94137308
                                                    --------------------

(vi)   (a)  (1)  Amount of Servicing Fee for related Collection Period:      $643,720.63
                                                                         --------------------
            (2)   $ 0.7751934 , per $1,000 original principal amount of the Notes.
                 -------------

       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:          $0.00
                                --------------------
                                 $         -        , per $1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:              $0.00
                                --------------------
                                 $         -        , per $1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:      $3,000.00
                                                                             ----------
                       $ 0.0036127 , per $1,000 original principal amount of the Notes
                      -------------



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
(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:   $1,456.28
                                                                                              ----------
       (b)  Delinquent Contracts                     # Disb.        %               $ Amount            %
                                                     -------        -               --------            -
            30-60 Days Delinquent                     1,209        1.55%           $ 15,465,269       3.46%
            61-90 Days Delinquent                       511        0.66%           $  6,760,062       1.51%
            91-120 Days Delinquent                       74        0.09%           $  3,276,861       0.73%
            More than 120 Days Delinquent               311        0.40%           $  3,690,870       0.83%
            Claims Filed Awaiting Payment               326        0.42%           $  2,762,176       0.62%
                                                    ---------    ---------       ----------------   ---------
               TOTAL                                  2,431        3.12%           $ 31,955,238       7.15%

(viii) Amount in the Reserve Account:          $1,782,826.83
                                               --------------

(ix)   Amount in the Prefunding Account:           $0.00
                                               --------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:           $0.00
                                                                        --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:        $0.00
                                                                        --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date:     6.48%
                                                                     ----------
       (b)  TERI Trigger Event has not occurred.




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